Exhibit 99.2

LuxUrban Hotels Reiterates Focus on Growth via Non-Dilutive Funding

Supported by Recent Agreement with Wyndham Hotels & Resorts and

Completed Balance Sheet Initiatives

MIAMI, FL, - September 1, 2023 - LuxUrban Hotels Inc. (or the “Company”) (Nasdaq: LUXH), which utilizes an asset-light business model to lease entire hotels on a long-term basis and rent out hotel rooms in these properties in key major metropolitan cities, announced today its commitment to growing the business through non-dilutive funding options. This approach to growth is supported by several factors, including its recent agreement with Wyndham Hotels & Resorts, the successful completion of balance sheet initiatives that have strengthened the Company’s financial position and enhanced liquidity, and its ability to leverage its improving asset base to secure non-dilutive funding.

Focus on Non-Dilutive Financing to Support Growth

“We believe that we have created a model that offers a clear path to funding our growth through at least the end of 2024 via non-dilutive financing options and significant flexibility with respect to capital allocation,” said Shanoop Kothari, President and Chief Financial Officer. “The cash generative profile we have created for the Company is expected to result in sustainable, free cash flow beginning over the next few quarters driven by our improving business operations, benefits of scale, and the elimination of long-term debt and future payment obligations. In addition to our internal efforts, the capital commitments associated with our collaboration with Wyndham Hotels & Resorts are expected to augment and accelerate our anticipated growth in a non-dilutive manner.”

Agreement with Wyndham Hotels & Resorts Provides Non-Dilutive Capital on Existing Portfolio and Future Hotel Properties

As previously announced, the Company entered into an agreement with Wyndham Hotels & Resorts under which the Company’s existing portfolio of hotels and future properties will be added to the Trademark Collection® by Wyndham brand.

Under the agreement, Wyndham will provide the Company with approximately 50% or more of all capital required for new acquisitions based on the Company’s current and historic underwriting guidelines. As the Company opens new hotels on the Wyndham platform, Wyndham will reimburse LuxUrban approximately 50% of the security deposit in the form of “key money” to be used for ongoing working capital, capital improvements, and new hotel acquisitions. This provides LuxUrban with 150% or more of buying power on new hotel openings and delivers capital back into the business as it opens new hotels.

The Company expects to open at least 60% of its current hotels under the Trademark Collection banner by September 30, 2023 with the balance of its properties integrated by the end of the 2023 fourth quarter. This schedule would provide the Company with an estimated additional $7.1 million of non-dilutive growth and working capital through 2023. Any new hotels acquired by the Company and added to the Wyndham platform would be incremental to the estimated $7.1 million with no substantive limitations on growth of the joint portfolio.

Expand Pipeline with Non-Dilutive Capital

The Company continues to organically add high quality hotel assets to its portfolio via long-term Master Lease Agreements and reiterates that it expects to have 2,500-3,000 total short-term stay hotel units operational by December 31, 2023. The Company’s existing property pipeline is robust and actionable, offering the opportunity to accelerate growth beyond its prior expectations through 2024 with the use of non-dilutive capital via its relationship with Wyndham Hotels & Resorts and the exploration of other non-dilutive financing opportunities.

Greenle Partners LLC Agrees to Waive Share Registration Rights on 12-Month Rolling Basis

In addition, Greenle Partners LLC (“Greenle”), the Company’s second largest shareholder, has agreed to waive all registration rights on all prior share issuances, and any new share issuances as they occur, for a minimum of 12 months on a rolling basis from the date of issuance assigned to each tranche of shares eligible for registration. Under the original agreement between the Company and Greenle, the shares covered by this waiver were eligible to be sold at specified dates and amounts ending in 2025.

As previously announced, the shares owned and to be issued to Greenle were acquired in exchange for the elimination of the entirety of $9.8 million of senior secured debt and an estimated $87.5 million in Revenue Share payment obligations. These shares will continue to be subject to a blocker provision which restricts Greenle’s beneficial ownership to 9.9% of the Company’s outstanding common stock, as well as leak out provisions and certain lockups ending in 2025.

Mr. Ferdinand commented, “In our view, Greenle’s willingness to delay their registration rights reflects both their continuing support of our long-term growth objectives and their belief in our ability to deliver long-term shareholder value.”

LuxUrban Hotels Inc.

LuxUrban Hotels Inc. utilizes an asset light business model to lease entire hotels on a long-term basis and rent out hotel rooms in the properties it leases to business and vacation travelers through the company’s online portal and third-party sales and distribution channels. The company currently manages a portfolio of hotel rooms in New York, Washington D.C., Miami Beach, New Orleans and Los Angeles. As of the date of this release, the company has approximately 1,625 hotel rooms available for rent, and seeks to rapidly build its portfolio on favorable economics through the acquisition of additional accommodations that were dislocated or are underutilized as a result of the pandemic and current economic conditions. In late 2021, the company commenced the process of winding down its legacy business of leasing and re-leasing multifamily residential units, as it pivoted toward its new strategy of leasing hotels. This transition has been substantially completed.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). The statements contained in this release that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this release may include, for example, statements with respect to financial and operational guidance, the success of the Company’s collaboration with Wyndham Hotels & Resorts, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. The forward-looking statements contained in this release are based on current expectations and belief concerning future developments and their potential effect on the Company. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1A of our 10-K for the year ended December 31, 2022 and in Item 1A of our Form 10-Q for the three months ended June 30, 2023. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Contact

Shanoop Kothari

President & Chief Financial Officer

LuxUrban Hotels Inc.

shanoop@luxurbanhotels.com

Devin Sullivan

Managing Director

The Equity Group Inc.

dsullivan@equityny.com

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